                 Annual Report

                               Science &
                               Technology
                               Fund

                               -----------------
                               December 31, 1997
                               -----------------

[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY FUND

 .    Technology stocks trailed the broad market as the S&P 500 registered its third consecutive year of more than 20% gains.

 .    Your fund returned 1.71% for the year and -0.83% for the second half, behind the broad market and the Lipper Science & Technology Fund Index, largely due to weak communications equipment stocks.

 .    The recent sharp correction in science and technology stocks resulted in more reasonable valuation levels. Accordingly, after a challenging start to the year, we believe science and technology stocks are positioned for a steady recovery as 1998 progresses.

 .    We will continue to manage a diversified portfolio of stocks and keep modest levels of cash to take advantage of developing investment opportunities.

FELLOW SHAREHOLDERS

Technology stocks continued to trail the broader market as illustrated by the wide gap between the returns provided by the unmanaged Standard & Poor's 500 Stock Index and the Lipper index of similar funds during both the 6- and 12-month periods. While the S&P 500 was bounding to its third consecutive year of gains over 20% and capping off its best-ever 10-year period, technology stocks limped home, gasping and wheezing.

-----------------------
PERFORMANCE COMMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/97        6 Months   12 Months
--------------------------------------------------
Science & Technology Fund      - 0.83%       1.71%
 ..................................................
S&P 500                         10.58       33.36
 ..................................................
Lipper Science &
Technology Fund Index            0.84        7.75
 ..................................................

The Science & Technology Fund struggled through a challenging year, generating a modest return of 1.71% and lagging the 7.75% return of the Lipper Science & Technology Fund Index, as shown in the table. Fund results suffered from exposure to the weak communications equipment segment.

CAPITAL GAIN DISTRIBUTION

Your fund's Board of Directors declared a long-term capital gain distribution of $2.87 per share for 1997, paid December 30, 1997, to shareholders of record on December 26. Your check or statement confirming the distribution was mailed in early January, and Form 1099-DIV, with complete tax information, was mailed toward month-end.

MARKET ENVIRONMENT

Nineteen ninety-seven was a record-setting year for the domestic equity market. However, during the later stages of 1997, the market's near-utopian environment was shattered by the economic and currency crises in Southeast Asia. Looking out toward 1998, investors began to question the rate of worldwide economic expansion, the sustainability of domestic corporate earnings growth, and whether modest inflation and benign levels of interest rates would soon yield to deflation and the erosion in asset values. In short, for the first time in a while, investors were given a good reason to worry, and this concern was manifested in the heightened volatility of the broader market and the swooning science and technology sectors as 1997 came to an end.

The current environment for science and technology companies is particularly challenging for several reasons, including slowing growth in key segments of the science and technology sector, increasing pricing pressure across most segments of the industry, intensified competition in select markets, and the crisis in Southeast Asia.

THE CURRENT
ENVIRONMENT...
IS PARTICULARLY
CHALLENGING...

Growth in the personal computer and wireless communications industries -- the two primary drivers of sector expansion over the past several years -- is slowing. Lower prices and the absence of breakthrough software applications are depressing growth in the personal computer industry, while service providers' efforts to optimize cash flow are limiting growth in the wireless communications market. In addition, many segments of the consumer electronics industry are bogged down by standards battles, while expenditures for year 2000 compliance seem poised to cannibalize, or at least delay, some element of corporate information technology spending.

Pricing pressure has intensified across most segments of the technology sector, with the situation being particularly acute for personal computer components, commodity semiconductors, and select pockets of communications equipment. Whereas pricing typically declines in line with costs at 20%-30% per annum, price declines in these three segments have approximated 40%-80% over the past year. The lack of significant new product cycles, increasing competition, inventory reduction initiatives, and excess supply are all at work here. While unit demand across these segments is fine, the tough pricing environment is making it challenging to sustain historical levels of revenue growth and profitability.

Although competition among science and technology companies is routinely intense, the sector is beginning to experience "convergent" competition. Convergent competition describes direct competition between companies that historically had operated in distinct markets or provided complementary technologies. The data networking industry dealt with convergent competition in 1997; the telecommunications equipment and semiconductor industries may grapple with it as 1998 unfolds.

The economic crisis in Southeast Asia is likely to exacerbate the current growth and pricing dynamics. This region accounts for approximately 15%-20% of worldwide technology consumption, including 20%-25% of personal computer purchases and 25%-30% of wireless subscriber growth. In addition, Southeast Asia is a majority source of several commodity semiconductor memory products. While it is difficult to quantify the precise impact on the technology sector from the current economic and currency crises in Southeast Asia, turmoil in this region will obviously reduce the growth rate of worldwide technology spending and complicate the sector's fragile pricing environment.

SEVERAL SIGNIFICANT INDUSTRY PRODUCT CYCLES SHOULD BEGIN TO HAVE A POSITIVE EFFECT ON THE SECTOR IN THE LATTER STAGES OF 1998 AND INTO 1999.

Notwithstanding the difficult environment for science and technology companies these forces have created, perspective is important. Several significant industry product cycles should begin to have a positive effect on the sector in the latter stages of 1998 and into 1999. These product cycles include lower cost, higher performance microprocessors from Intel, new computer operating systems from Microsoft, digital cellular network deployments, a variety of broadband communications technologies, and critical mass in electronic commerce. In addition, the sharp correction in this sector since late October has resulted in more reasonable valuation levels and subdued investor sentiment -- characteristics that usually accompany substantive recoveries in the stock prices of science and technology companies. Moreover, we remind our shareholders that the science and technology sector encounters these transitional periods every several years, the most recent of which occurred during the early 1990s -- the starting point of many years of superior performance by the sector. Finally, because stock prices usually anticipate improvements in revenue growth and profitability, investment returns could improve well before the sector's fundamentals. Accordingly, after a difficult start to the year, we look forward to a sustained and steady recovery as 1998 progresses.

Portfolio Review

At year-end, your fund consisted of 56 holdings diversified among several rapidly growing segments within the science and technology sector. Electronic technology remains the largest area of exposure, accounting for 71% of assets. During the year, we broadened our holdings in the information services area to 18% of net assets. Media and telecommunications services, together with life sciences and health care, compose less than 4% of portfolio assets. The top 10 positions constituted approximately 32% of fund assets, while cash balances ended the quarter at 7% of the total.

----------------------
Sector Diversification
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Electronic Technology                           71%
Reserves                                         7%
Media and Telecommunications Services            3%
Information Services                            18%
Life Sciences and Health Care                    1%


During 1997, your fund benefited from its exposure to stocks of data services, enterprise software, semiconductor, and media and telecommunications services companies. Two of the top five contributors to performance were from the data services segment, including Cendant, the surviving entity formed by the merger between CUC International and HFS, and America Online. In addition, four of the top 10 contributors were from the enterprise software segment, including systems management vendor BMC Software and Microsoft. Semiconductor vendor Maxim Integrated Products and cellular giant AirTouch Communications were steady contributors throughout the year.

In contrast, investments in the life sciences and health care segment generated modest overall losses. Although investments in pharmaceuticals contributed positively to performance, our holdings in the health care services and medical devices areas generated negative returns. Still, as mentioned, communications equipment stocks had the most significant negative impact on portfolio performance. Burdened by slowing demand, increasing price pressure, convergent competition, and confusing merger transactions, these companies experienced slowing revenue growth, eroding margins, and a series of profit shortfalls. Formerly counted among Wall Street's darlings, stocks such as 3Com and Ascend Communications suffered as valuations adjusted to these changing dynamics. While performance in the second half improved over the dismal first six months, stocks of these companies still represented five of the fund's 10 worst-performing assets. Finally, late in the year, the fund contracted an early case of the Asian flu as Electronics for Imaging, QUALCOMM, and Applied Materials all identified their businesses in Korea and Japan as existing or potential near-term concerns. We expect to see many more companies suffer from this same malaise in early 1998.

Outlook

We are cautious regarding the outlook for science and technology stocks during the early part of 1998. Slowing growth in the personal computer and wireless communications industries, increasing pricing pressure across most segments, convergent competition in select markets, and the crises in Southeast Asia have created a particularly challenging environment for this sector. Moreover, after such a record-breaking year for the stock market, some degree of pause should be expected, and stocks of science and technology companies would, of course, have a difficult time overcoming any sizable correction in the broader market.

Encouragingly, we believe the combination of significant industry product cycles, reasonable valuation levels, and waning investor sentiment toward this sector position stocks of science and technology companies for a steady and sustainable recovery as 1998 progresses. Accordingly, we will maintain our longstanding investment philosophy of managing a diversified portfolio of science and technology stocks while keeping modest levels of cash reserves to take advantage of any opportunities. After a particularly challenging year for your fund, we appreciate your continued support.

Respectfully submitted,

/s/ Charles A. Morris

Charles A. Morris
President and Chairman of the Investment Advisory Committee
January 20, 1998

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

--------------------
PROTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     12/31/97
--------------------------------------------------------------------------------
Parametric Technology                                                    4.0%
 ................................................................................
Analog Devices                                                           3.5
 ................................................................................
Network Associates                                                       3.4
 ................................................................................
First Data                                                               3.3
 ................................................................................
Maxim Integrated Products                                                3.2
--------------------------------------------------------------------------------

Xilinx                                                                   3.0
 ................................................................................
Cendant                                                                  2.9
 ................................................................................
ASM Lithography                                                          2.9
 ................................................................................
Synopsys                                                                 2.8
 ................................................................................
Microsoft                                                                2.7
--------------------------------------------------------------------------------

America Online                                                           2.5
 ................................................................................
Altera                                                                   2.3
 ................................................................................
BMC Software                                                             2.3
 ................................................................................
Sterling Commerce                                                        2.2
 ................................................................................
Cisco Systems                                                            2.1
--------------------------------------------------------------------------------

Applied Materials                                                        2.1
 ................................................................................
Gartner Group                                                            2.1
 ................................................................................
Adaptec                                                                  2.1
 ................................................................................
EMC                                                                      2.1
 ................................................................................
QUALCOMM                                                                 2.1
--------------------------------------------------------------------------------

Texas Instruments                                                        2.0
 ................................................................................
PLATINUM technology                                                      2.0
 ................................................................................
Microchip Technology                                                     1.8
 ................................................................................
SunGard Data Systems                                                     1.8
 ................................................................................
Electronics for Imaging                                                  1.6
--------------------------------------------------------------------------------

Total                                                                   62.8%

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/97

Ten Best Contributors                   Ten Worst Contributors
--------------------------------------------------------------------------------
America Online             38(cent)     First Data                    - 54(cent)
 ...................................     ........................................
PLATINUM technology        37           Electronics for Imaging         49
 ...................................     ........................................
Cendant                    33           Altera                          28
 ...................................     ........................................
BMC Software               23           Xilinx                          27
 ...................................     ........................................
Maxim Integrated Products  22           United States Surgical **       26
 ...................................     ........................................
3Com                       17           Boston Scientific **            18
 ...................................     ........................................
Cisco Systems              16           Ascend Communications           15
 ...................................     ........................................
AirTouch Communications    16           QUALCOMM                        14
 ...................................     ........................................
Sungard Data Systems       13           Applied Materials               14
 ...................................     ........................................
Parametric Technology      12           KLA Instruments                 12
-----------------------------------     ----------------------------------------
Total                     227(cent)     Total                        - 257(cent)

12 Months Ended 12/31/97

Ten Best Contributors                   Ten Worst Contributors
--------------------------------------------------------------------------------
America Online             90(cent)     3Com                          - 55(cent)
 ...................................     ........................................
BMC Software               69           Electronics for Imaging *       49
 ...................................     ........................................
Maxim Integrated Products  47           Ascend Communications           38
 ...................................     ........................................
Dell Computer              44           Cascade Communications **       35
 ...................................     ........................................
Cendant                    44           First Data                      27
 ...................................     ........................................
Microsoft                  40           FORE Systems **                 27
 ...................................     ........................................
PLATINUM technology        36           Shiva **                        26
 ...................................     ........................................
Oracle **                  23           United States Surgical **       22
 ...................................     ........................................
AirTouch Communications    22           Altera *                        22
 ...................................     ........................................
Linear Technology          21           Netscape Communications **      19
-----------------------------------     ----------------------------------------
Total                     436(cent)     Total                        - 320(cent)

 * Position added
** Position eliminated

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


                          SCIENCE AND TECHNOLOGY FUND

                                     Lipper Science
                        S&P 500      & Technology       Science &
  Date                Stock Index     Fund Index      Technology Fund
  ----                -----------     ----------      ---------------
12/31/87                10,000          10,000            10,000
12/31/88                11,661          10,812            11,327
12/31/89                15,356          13,822            15,933
12/31/90                14,879          12,822            15,721
12/31/91                19,412          18,592            25,180
12/31/92                20,891          20,410            29,903
12/31/93                22,997          24,870            37,154
12/31/94                23,301          27,194            43,019
12/31/95                32,056          37,678            66,909
12/31/96                39,417          44,050            76,429
12/31/97                52,568          47,466            77,735


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/97          1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Science & Technology Fund        1.71%        21.80%       21.05%        22.76%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

                            LINE GRAPH APPEARS HERE

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      Year
                                     Ended
                                  12/31/97      12/31/96      12/31/95     12/31/94     12/31/93
NET ASSET VALUE
Beginning of period               $  29.71      $  29.12      $  21.64     $  18.95     $  17.33
                                  ................................................................
Investment activities
  Net investment income              (0.12)        (0.09)        (0.03)       (0.09)       (0.05)*
  Net realized and
  unrealized gain (loss)              0.54          4.28         12.05         3.08         4.18
                                  ................................................................
  Total from
  investment activities               0.42          4.19         12.02         2.99         4.13
                                  ................................................................
Distributions
  Net realized gain                  (2.87)        (3.60)        (4.54)       (0.30)       (2.51)
                                  ................................................................

NET ASSET VALUE
End of period                     $  27.26      $  29.71      $  29.12     $  21.64     $  18.95
                                  ----------------------------------------------------------------

Ratios/Supplemental Data

Total return                          1.71%        14.23%        55.53%       15.79%       24.25%*
 ..................................................................................................
Ratio of expenses to
average net assets                    0.94%         0.97%         1.01%        1.11%        1.25%*
 ..................................................................................................
Ratio of net investment
income to average
net assets                          (0.44)%       (0.33)%       (0.15)%      (0.58)%      (0.68)%*
 ..................................................................................................
Portfolio turnover rate              133.9%        125.6%        130.3%       113.3%       163.4%
 ..................................................................................................
Average commission
rate paid                         $ 0.0388      $ 0.0427             -            -            -
 ..................................................................................................
Net assets, end of period
(in millions)                     $  3,538      $  3,292      $  2,285     $    915     $    501
 ..................................................................................................

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/93.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997

------------------------
PORTFOLIO OF INVESTMENTS                              Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMON STOCKS  92.8%

ELECTRONIC TECHNOLOGY  70.1%

Enterprise Software 13.3%

BMC Software *                                         1,250,000    $     81,953
 ................................................................................
CBT ADR *                                                500,000          41,094
 ................................................................................
Microsoft *                                              750,000          96,914
 ................................................................................
Network Associates *                                   2,250,000         118,758
 ................................................................................
PLATINUM technology *                                  2,500,000          70,781
 ................................................................................
Security Dynamics Technologies *                       1,250,000          44,766
 ................................................................................
Viasoft *                                                410,000          17,348
 ................................................................................
                                                                         471,614
                                                                    ............

Consumer and Technical Software 6.8%

Parametric Technology *                                3,000,000         141,937
 ................................................................................
Synopsys *                                             2,750,000          98,141
 ................................................................................
                                                                         240,078
                                                                    ............

Semiconductor 17.3%

Altera *                                               2,500,000          82,890
 ................................................................................
Analog Devices *                                       4,500,000         124,594
 ................................................................................
Linear Technology                                        900,000          51,806
 ................................................................................
Maxim Integrated Products *                            3,240,500         112,000
 ................................................................................
Microchip Technology *                                 2,125,000          63,883
 ................................................................................
Texas Instruments                                      1,600,000          72,000
 ................................................................................
Xilinx *                                               3,000,000         105,000
 ................................................................................
                                                                         612,173
                                                                    ............

Semiconductor Equipment 8.0%

Applied Materials *                                    2,500,000          75,234
 ................................................................................
ASM Lithography *                                      1,500,000         101,344
 ................................................................................
KLA Instruments *                                      1,400,000          54,031
 ................................................................................
Lam Research *                                         1,750,000          51,297
 ................................................................................
                                                                         281,906
                                                                    ............

Communications Equipment 14.0%

3Com *                                                 1,000,000          34,906
 ................................................................................
ADC Telecommunications *                                 500,000          20,906
 ................................................................................
Advanced Fibre Communications *                        1,108,800          32,432
 ................................................................................
Ascend Communications *                                1,500,000          36,891
 ................................................................................
CIENA *                                                  750,000          45,937
 ................................................................................
Cisco Systems *                                        1,350,000          75,347
 ................................................................................

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------



                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

DSC Communications *                                   1,400,000    $     33,513
 ................................................................................
Motorola                                                 600,000          34,238
 ................................................................................
Newbridge Networks *                                   1,000,000          34,875
 ................................................................................
Nokia ADR                                                500,000          35,000
 ................................................................................
PairGain Technologies *                                2,000,000          38,813
 ................................................................................
QUALCOMM *                                             1,450,000          73,270
 ................................................................................
                                                                         496,128
                                                                    ............

Hardware/Peripherals 10.7%

Adaptec *                                              2,000,000          74,375
 ................................................................................
Anixter International *                                2,000,000          33,000
 ................................................................................
COMPAQ Computer                                          700,000          39,506
 ................................................................................
Dell Computer *                                          400,000          33,613
 ................................................................................
Electronics For Imaging *+                             3,500,000          58,078
 ................................................................................
EMC *                                                  2,700,000          74,081
 ................................................................................
Hewlett-Packard                                          550,000          34,375
 ................................................................................
Sequent Computer Systems *                             1,650,000          33,103
 ................................................................................
                                                                         380,131
                                                                    ............
Total Electronic Technology                                            2,482,030
                                                                    ............


LIFE SCIENCES AND HEALTH CARE 1.1%

Pharmaceuticals 1.1%

ALZA (Class A) *                                       1,250,000          39,766
 ................................................................................
Total Life Sciences and Health Care                                       39,766
                                                                    ............


INFORMATION SERVICES 17.1%

Commerce 6.0%

America Online *                                       1,000,000          89,187
 ................................................................................
E*TRADE *+                                             1,940,000          44,681
 ................................................................................
Sterling Commerce *                                    2,000,000          76,875
 ................................................................................
                                                                         210,743
                                                                    ............

Data Services 11.1%

Cendant *                                              3,000,000         103,125
 ................................................................................
First Data                                             4,000,000         117,000
 ................................................................................
Gartner Group (Class A) *                              2,000,000          74,625
 ................................................................................
National Data                                          1,000,000          36,125
 ................................................................................
SunGard Data Systems *                                 2,000,000          62,000
 ................................................................................
                                                                         392,875
                                                                    ............
Total Information Services                                               603,618
                                                                    ............

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

MEDIA/TELECOMMUNICATIONS
SERVICES  1.9%

Media/Telecom Services  1.9%

AirTouch Communications *                                850,000    $     35,328
 ................................................................................
WorldCom                                               1,000,000          30,282
 ................................................................................
Total Media/Telecommunications Services                                   65,610
                                                                    ............
Miscellaneous Common Stocks 2.6%                                          91,829
                                                                    ............
Total Common Stocks (Cost $2,983,181)                                  3,282,853
                                                                    ............

SHORT-TERM INVESTMENTS 7.5%

Money Market Funds 7.5%

Government Reserve Investment Fund 5.55% #+          267,469,301         267,469
 ................................................................................

Total Short-Term Investments (Cost $267,469)                             267,469
                                                                    ............


Total Investments in Securities
100.3% OF NET ASSETS (COST $3,250,650)                              $  3,550,322

Other Assets Less Liabilities                                            (11,830)
                                                                    ............

NET ASSETS                                                          $  3,538,492
                                                                    ------------


  # Seven-day yield
  + Affiliated company
  * Non-income producing
ADR American Depository Receipt



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value
  Affiliated companies (cost $441,377)                           $    370,228
  Other companies (cost $2,809,273)                                 3,180,094
                                                                 ..............
  Total investments in securities                                   3,550,322
Other assets                                                           22,960
                                                                 ..............
Total assets                                                        3,573,282
                                                                 ..............
Liabilities

Total liabilities                                                      34,790
                                                                 ..............

NET ASSETS                                                       $  3,538,492
                                                                 --------------

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions               8,022
Net unrealized gain (loss)                                            299,672

Paid-in-capital applicable to 129,828,546 shares of
  $0.01 par value capital stock outstanding;
  1,000,000,000 shares authorized                                   3,230,798
                                                                 ..............

NET ASSETS                                                       $  3,538,492
                                                                 --------------

NET ASSET VALUE PER SHARE                                        $      27.26
                                                                 --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                          Year
                                                                         Ended
                                                                      12/31/97
Investment Income
Income
  Interest                                                        $     15,212
  Dividend                                                               2,682
                                                                  ..............
  Total income                                                          17,894
                                                                  ..............
Expenses
  Investment management                                                 24,246
  Shareholder servicing                                                  7,960
  Prospectus and shareholder reports                                       736
  Custody and accounting                                                   318
  Registration                                                             254
  Legal and audit                                                           21
  Directors                                                                 21
  Miscellaneous                                                             51
                                                                  ..............
  Total expenses                                                        33,607
                                                                  ..............
Net investment income                                                  (15,713)
                                                                  ..............
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                 330,756
Change in net unrealized gain or loss on securities                   (255,527)
                                                                  ..............
Net realized and unrealized gain (loss)                                 75,229
                                                                  ..............

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 $     59,516
                                                                  --------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                           Year
                                                          Ended
                                                       12/31/97       12/31/96

Increase (Decrease) in Net Assets
Operations
  Net investment income                              $  (15,713)    $   (9,674)
  Net realized gain (loss)                              330,756        274,169
  Change in net unrealized gain or loss                (255,527)       104,193
                                                     ...........................
  Increase (decrease) in net assets from operations      59,516        368,688
                                                     ...........................

Distributions to shareholders
  Net realized gain                                    (336,840)      (356,162)
                                                     ...........................

Capital share transactions *
  Shares sold                                         1,479,695      1,604,115
  Distributions reinvested                              327,230        346,237
  Shares redeemed                                    (1,282,906)      (956,344)
                                                     ...........................
  Increase (decrease) in net assets from capital
  share transactions                                    524,019        994,008
                                                     ...........................

Net Assets
Increase (decrease) during period                       246,695      1,006,534
Beginning of period                                   3,291,797      2,285,263
                                                     ...........................

End of period                                        $3,538,492     $3,291,797
                                                     ---------------------------

* Share information
   Shares sold                                           48,829         51,910
   Distributions reinvested                              12,371         11,502
   Shares redeemed                                      (42,170)       (31,097)
                                                     ...........................
   Increase (decrease) in shares outstanding             19,030         32,315


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe price Science & Technology Fund, inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1987.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,393,082,000 and $4,411,264,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                              $   15,713,000
Paid-in-capital                                                     (15,713,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $3,250,650,000, and net unrealized gain aggregated $299,672,000, of which $553,626,000 related to appreciated investments and $253,954,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,012,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $6,507,000 for the year ended December 31, 1997, of which $665,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $5,161,000 and are reflected as interest income in the accompanying Statement of Operations.

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 . $336,840,000 from long-term capital gains; of which $156,114,000 was subject to the 20% rate gains category.

--------------------------------------------------------------------------------

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders And Board of Directors Of
T. Rowe Price Science & Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of T. Rowe Price Science & Technology Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(R) and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value**
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  * Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
 **  Closed to new investors.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,          Investor Centers:
current balance, or to conduct               101 East Lombard St.
transactions, 24 hours, 7 days               Baltimore, MD 21202
a week, call Tele*Access(R):
1-800-638-2587 toll free                     T. Rowe Price
                                             Financial Center
For assistance with                          10090 Red Run Blvd.
your existing                                Owings Mills, MD 21117
fund account, call:
Shareholder Service Center                   Farragut Square
1-800-225-5132 toll free                     900 17th Street, N.W.
410-625-6500 Baltimore area                  Washington, D.C. 20006

To open a Discount Brokerage                 ARCO Tower
account or obtain information,               31st Floor
call: 1-800-638-5660 toll free               515 South Flower St.
                                             Los Angeles, CA 90071
Internet address:
www.troweprice.com                           4200 West Cypress St.
                                             10th Floor
T. Rowe Price Associates                     Tampa, FL 33607
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Science &
Technology Fund.



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T. Rowe Price Investment Services, Inc., Distributor.